HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

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THE HILLMAN FOCUSED ADVANTAGE FUND

THE HILLMAN ADVANTAGE EQUITY FUND

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

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SUPPLEMENT TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

May 15, 2009

This Supplement to the Prospectus and Statement of Additional Information dated January 28, 2009 for the Class A Shares, Class B Shares, and Class C Shares for The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each a “Fund” and collectively the “Funds”), each a series of the Hillman Capital Management Investment Trust (“Trust”), updates the Prospectus and Statement of Additional Information to include additional information as described below. For further information, please contact the Funds toll-free at 1-800-525-3863. You may also obtain additional copies of the Funds’ Prospectus and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

This supplement is to notify shareholders, potential investors, and other interested parties that the Board of Trustees of the Trust has decided to discontinue the Class B Shares of the Funds. As a result, Class B Shares of the Funds will no longer be sold as of the close of business on May 15, 2009 and the existing Class B Shares will convert to Class C Shares on June 15, 2009 or shortly thereafter.

The fees and expenses of Class C Shares of each Fund are similar to the Class B Shares of the corresponding Fund except that they have a lower deferred sales charge (a contingent deferred sales charge of 1.00% is imposed for Class C Shares redeemed within one year of purchase vs. a contingent deferred sales change on Class B Shares redeemed within six years of purchase at the following rates: 5.00% for redemptions within the first year, 4.00% for the second and third years, 3.00% for the fourth year, 2.00% of the fifth year and 1.00% for the sixth year).

The Funds’ Prospectus describes in detail the terms, conditions and expenses for future purchases of Class C Shares.

There will be no sales loads or fees charged in connection with the conversion. Shares will be converted at net asset value on the day of conversion so that holders of Class B Shares will receive Class C Shares worth the same amount as their Class B shares held on the date of conversion. The conversion is not expected to result in a taxable event. Shareholders should, however, consult with their own tax, legal, or professional advisor. Shareholders may direct and questions about their account to the Funds at 1-800-525-3863.

Investors Should Retain This Supplement For Future Reference